UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 22, 2002
Date of Report (Date of earliest event reported)

EXABYTE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-18033	84-0988566
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1685 38th Street
Boulder, Colorado 80301
(Address of principal executive offices)

(303) 442-4333
Registrant's telephone number, including area code

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

Exabyte is filing its press release, dated January 22, 2002, announcing fourth quarter results and related material information, to shareholders as an Exhibit to this Form 8-K.

Exabyte is also filing its press release, dated January 22, 2002, announcing a restructuring of senior management and the resignation of its Chairman of the Board, Chief Executive Officer and President, to shareholders as an Exhibit to this Form 8-K.

Item 7. Financial Statements and Exhibits
Exhibit	Description
99.1	Press Release, dated January 22, 2002, Exabyte Announces Fourth Quarter Results
99.2	Press Release, dated January 22, 2002, Exabyte Announces Management Restructure

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

EXABYTE CORPORATION
(Registrant)
Date	January 22, 2002	By	/s/ Stephen F. Smith
Stephen F. Smith
Vice President, General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release, dated January 22, 2002, Exabyte Announces Fourth Quarter Results
99.2	Press Release, dated January 22, 2002, Exabyte Announces Management Restructure